HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042           HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated March 4, 2014 to your Prospectus

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST - CLASS F1

1.            INVESTMENT ADVISER NAME CHANGE

Effective February 14, 2014, Legg Mason Capital Management, Inc. changed its name to ClearBridge, LLC.

2.            FUND NAME CHANGE

Effective March 1, 2014, the following name change was made to your Prospectus:

Old Name	New Name
Legg Mason Capital Management Value Trust - Class F1	ClearBridge Value Trust - Class F1

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.